                                                                    EXHIBIT 24.2

                                   GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

         Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each undersigned and in each undersigned's name, place, and stead, to sign and affix each undersigned's name as such director and/or officer of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Manor Care, Inc. and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 25th day of April, 2001.


                                                     /s/ Paul A. Ormond
                                                     --------------------------
                                                     Paul A. Ormond



                                                     /s/ Geoffrey G. Meyers
                                                     --------------------------
                                                     Geoffrey G. Meyers



                                                     /s/ Spencer C. Moler
                                                     --------------------------
                                                     Spencer C. Moler

                                    EXHIBIT A

                                   Guarantors


ALBUQUERQUE ARDEN, LLC
AMERICAN HOSPITAL BUILDING CORPORATION
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.
AMERICANA HEALTHCARE CORPORATION OF GEORGIA
AMERICANA HEALTHCARE CORPORATION OF NAPLES
ANCILLARY SERVICES MANAGEMENT, INC.
ANCILLARY SERVICES, LLC
ANNANDALE ARDEN, LLC
ARCHIVE ACQUISITION, INC.
ARCHIVE RETRIEVAL SYSTEMS, INC.
BAILY NURSING HOME, INC.
BAINBRIDGE ARDEN, LLC
BATH ARDEN, LLC
BINGHAM FARMS ARDEN, LLC
BIRCHWOOD MANOR, INC.
BLUE RIDGE REHABILITATION SERVICES, INC.
BOOTH LIMITED PARTNERSHIP
CANTERBURY VILLAGE, INC.
CHARLES MANOR, INC.
CHESAPEAKE MANOR, INC.
CLAIRE BRIDGE OF ANDERSON, LLC
CLAIRE BRIDGE OF AUSTIN, LLC
CLAIRE BRIDGE OF KENWOOD, LLC
CLAIRE BRIDGE OF SAN ANTONIO, LLC
CLAIRE BRIDGE OF SUSQUEHANNA, LLC
CLAIRE BRIDGE OF WARMINSTER, LLC
COLEWOOD LIMITED PARTNERSHIP
COLONIE ARDEN, LLC
CRESTVIEW HILLS ARDEN, LLC
DEKALB HEALTHCARE CORPORATION
DEVON MANOR CORPORATION
DISTCO, INC.
DIVERSIFIED REHABILITATION SERVICES, INC.
DONAHOE MANOR, INC.

EAST MICHIGAN CARE CORPORATION
EMERSON SPRINGHOUSE, LLC
EXECUTIVE ADVERTISING, INC.
EYE-Q NETWORK, INC.
FIRST LOUISVILLE ARDEN, LLC
FOUR SEASONS NURSING CENTERS, INC.
FRESNO ARDEN, LLC
GENEVA ARDEN, LLC
GEORGIAN BLOOMFIELD, INC.
GREENVIEW MANOR, INC.
HANOVER ARDEN, LLC
HCR ACQUISITION CORPORATION
HCR HOME HEALTH CARE AND HOSPICE, INC.
HCR HOSPITAL HOLDING COMPANY, INC.
HCR HOSPITAL, LLC
HCR INFORMATION CORPORATION
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.
HCR MANORCARE MESQUITE, L.P.
HCR PHYSICIAN MANAGEMENT SERVICES, INC.
HCR REHABILITATION CORP.
HCRA OF TEXAS, INC.
HCRC INC.
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA
HEALTHCARE CONSTRUCTION CORP.
HEARTLAND CAREPARTNERS, INC.
HEARTLAND EMPLOYMENT SERVICES, INC.
HEARTLAND HOME CARE, INC.
HEARTLAND HOME HEALTH CARE SERVICES, INC.
HEARTLAND HOSPICE SERVICES, INC.
HEARTLAND MANAGEMENT SERVICES, INC.
HEARTLAND MEDICAL INFORMATION SERVICES, INC.
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.
HEARTLAND REHABILITATION SERVICES, INC.
HEARTLAND SERVICES CORP.
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL THERAPY
PROFESSIONAL ASSOCIATES, INC.
HGCC OF ALLENTOWN, INC.
IN HOME HEALTH, INC.
INDUSTRIAL WASTES, INC.
IONIA MANOR, INC.
JACKSONVILLE HEALTHCARE CORPORATION
JEFFERSON ARDEN, LLC
KANSAS SKILLED NURSING, LLC
KENSINGTON MANOR, INC.
KENWOOD ARDEN, LLC
KNOLLVIEW MANOR, INC.
LAKE ZURICH ARDEN, LLC
LAURELDALE ARDEN, LLC
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.
LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.
LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.
LEXINGTON ARDEN, LLC
LINCOLN HEALTH CARE, INC.
LINWOOD ARDEN, LLC
LIVONIA ARDEN, LLC
MANOR CARE AVIATION, INC.
MANOR CARE MANAGEMENT CORPORATION
MANOR CARE OF AKRON, INC.
MANOR CARE OF AMERICA, INC
MANOR CARE OF ARIZONA, INC.
MANOR CARE OF ARLINGTON, INC.
MANOR CARE OF BOCA RATON, INC.
MANOR CARE OF BOYNTON BEACH, INC.
MANOR CARE OF CANTON, INC.
MANOR CARE OF CENTERVILLE, INC
MANOR CARE OF CHARLESTON, INC.
MANOR CARE OF CINCINNATI, INC.
MANOR CARE OF COLUMBIA, INC.
MANOR CARE OF DARIEN, INC.
MANOR CARE OF DELAWARE COUNTY, INC.
MANOR CARE OF DUNEDIN, INC.
MANOR CARE OF FLORIDA, INC.
MANOR CARE OF HINSDALE, INC.
MANOR CARE OF KANSAS, INC.
MANOR CARE OF KINGSTON COURT, INC.
MANOR CARE OF LARGO, INC.
MANOR CARE OF LEXINGTON, INC.
MANOR CARE OF MEADOW PARK, INC.
MANOR CARE OF MIAMISBURG, INC
MANOR CARE OF NORTH OLMSTEAD, INC.
MANOR CARE OF PINEHURST, INC.
MANOR CARE OF PLANTATION, INC.
MANOR CARE OF ROLLING MEADOWS, INC.
MANOR CARE OF ROSSVILLE, INC.
MANOR CARE OF SARASOTA, INC.
MANOR CARE OF WILLOUGHBY, INC.
MANOR CARE OF WILMINGTON, INC.
MANOR CARE OF YORK (NORTH), INC.
MANOR CARE OF YORK (SOUTH), INC.
MANOR CARE PROPERTIES, INC.
MANOR LIVING CENTERS, INC.
MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.
MANORCARE HEALTH SERVICES OF GEORGIA, INC.
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
MANORCARE HEALTH SERVICES, INC.
MARINA VIEW MANOR, INC.
MCHS OF NEW YORK, INC.
MEDICAL AID TRAINING SCHOOLS, INC.
MEDI-SPEECH SERVICE, INC.
MEMPHIS ARDEN, LLC
MESQUITE HOSPITAL, LLC
METUCHEN ARDEN, LLC
MIDDLETOWN ARDEN, LLC
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
MILESTONE HEALTH SYSTEMS, INC.
MILESTONE HEALTHCARE, INC.
MILESTONE REHABILITATION SERVICES, INC.
MILESTONE STAFFING SERVICES, INC.
MILESTONE THERAPY SERVICES, INC.
MNR FINANCE CORP.
MONROE ARDEN, LLC
MOORESTOWN ARDEN, LLC
MRC REHABILITATION, INC.
MRS, INC.
NAPA ARDEN, LLC
NASHVILLE ARDEN, LLC
NEW MANORCARE HEALTH SERVICES, INC.
NISHAYUNA ARDEN, LLC
OVERLAND PARK ARDEN, LLC
OVERLAND PARK SKILLED NURSING, LLC
PEAK REHABILITATION, INC.
PERRYSBURG PHYSICAL THERAPY, INC
PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.
PNEUMATIC CONCRETE, INC.
PORTFOLIO ONE, INC.
REHABILITATION ADMINISTRATION CORPORATION
REHABILITATION ASSOCIATES, INC.
REHABILITATION SERVICES OF ROANOKE, INC.
REINBOLT & BURKAM, INC.
RICHARDS HEALTHCARE, INC.
RIDGEVIEW MANOR, INC.
ROANOKE ARDEN, LLC
ROCKFORD ARDEN, LLC
ROCKLEIGH ARDEN, LLC
ROLAND PARK NURSING CENTER, INC.
RVA MANAGEMENT SERVICES, INC.
SAN ANTONIO ARDEN, LLC
SECOND LOUISVILLE ARDEN, LLC
SETAUKET ARDEN, LLC
SILVER SPRING - WHEATON NURSING HOME, INC.
SILVER SPRING ARDEN, LLC
SPRINGHILL MANOR, INC.
STEWALL CORPORATION
STRATFORD MANOR, INC.
STUTEX CORP.
SUN VALLEY MANOR, INC.
SUSQUEHANNA ARDEN LLC
TAMPA ARDEN, LLC
THE NIGHTINGALE NURSING HOME, INC.
THERAPY ASSOCIATES, INC.
THERASPORT PHYSICAL THERAPY, INC.
THREE RIVERS MANOR, INC.
TOM'S RIVER ARDEN, LLC
TOTALCARE CLINICAL LABORATORIES, INC.

TUSCAWILLA ARDEN, LLC
TUSTIN ARDEN, LLC
WALL ARDEN, LLC
WARMINSTER ARDEN LLC
WASHTENAW HILLS MANOR, INC.
WAYNE ARDEN, LLC
WAYNE SPRINGHOUSE, LLC
WEST DEPTFORD ARDEN, LLC
WEST ORANGE ARDEN, LLC
WEST ORANGE SPRINGHOUSE, LLC
WEST WINDSOR ARDEN, LLC
WHITEHALL MANOR, INC.
WILLIAMS VILLE ARDEN, LLC

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

         The undersigned director of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Manor Care, Inc. and guaranteed by said Guarantors and certain other guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of April, 2001.



                                                    /s/ M. Keith Weikel
                                                    -------------------------
                                                    M. Keith Weikel

                                    EXHIBIT A

                                   Guarantors


HCR INFORMATION CORPORATION
HEARTLAND MEDICAL INFORMATION SERVICES, INC.